Fair value of Above / Below Market Acquired Time Charters	12 Months Ended
Dec. 31, 2018
Fair Value Of Above Below Market Acquired Time Charters
Fair Value of Above-Market Acquired Time Charters:

7.       Fair value of Above / Below Market Acquired Time Charters:

As part of the merger with Oceanbulk Shipping LLC (“Oceanbulk Shipping”) and Oceanbulk Carriers LLC (collectively, “Oceanbulk”) in July 2014 (the “Merger”), a $1,967 intangible asset was recognized corresponding to a fair value adjustment for two favorable time charters under which Oceanbulk was the lessor at the time of acquisition, with respect to the vessels Amami and Madredeus. This intangible asset was fully amortized in 2016 and the amortization of $254 for the year ended December 31, 2016, is included under “Voyage revenues” in the consolidated statements of operations.

In addition, for two Augustea Vessels, which were transferred to the Company with time charter agreements attached, the Company recognized a liability of $5,373, since it determined that the respective charter rates were below market rates on the date of the transfers (Level 2). For the year ended December 31, 2018, the amortization of fair value of the below market acquired time charters was $1,820 and is included under “Voyage revenues” in the consolidated statement of operations. The accumulated amortization of these below market time charters as of December 31, 2018 was $1,820.

The unamortized balance of this intangible liability as of December 31, 2018 of $3,553 is expected to be amortized over the weighted average period of 3.02 years as follows:

Twelve month periods ending	Amount
December 31, 2019	$ 1,337
December 31, 2020	927
December 31, 2021	924
December 31, 2022	365
Total Fair value of below market time charters acquired	$ 3,553